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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934


               Date of Report (date of earliest event reported):
                                December 28, 1998


                                 Biofield Corp.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


   Delaware                       0-27848                      13-3703450
----------------              ----------------           ----------------------
(State or other               (Commission File               (IRS Employer
jurisdiction of                   Number)                Identification Number)
incorporation)


      1225 Northmeadow Parkway, Suite 120, Roswell, Georgia    30076
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     (Address of principal executive offices)                  (Zip Code)

                    Registrant's Telephone Number, including
                            area code: (770) 740-8180




                                 Not Applicable
                  --------------------------------------------
                 (Former Address, if changed since last report)




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Item 5.   Other Events.

          On December 28, 1998, Biofield Corp. (the "Company") repurchased an aggregate of 2,246,131 shares of its common stock for a nominal amount from GS Capital Partners, L.P. and other affiliates of The Goldman Sachs Group, L.P. Immediately after such repurchase, 7,783,478 shares of common stock of the Company remained outstanding.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)   Exhibits.

                10.1 -- Stock Repurchase Agreement, dated as of December 28,
                        1998, between GS Capital Partners, L.P. and the other GS Funds (as defined therein), and Biofield Corp.

                99.1 - Press Release issued by Biofield Corp. on December 28, 1998.





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                                   Signatures


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                Biofield Corp.

Date: December 28, 1998                By:  /s/ MICHAEL R. GAVENCHAK
      -----------------                     -----------------------------
                                       Name:    Michael R. Gavenchak
                                       Title:   Executive Vice President